Rule 497(e)

File Nos. 333-130820 and 811-08183

SCHWAB SELECT ANNUITY®

Issued by First Great-West Life & Annuity Insurance Company

Variable Annuity-1 Series Account

Supplement dated February 28, 2006 to the Prospectus

for the Schwab Select Annuity® dated January 3, 2006

Dear Schwab Select Annuity® Contract Owner:

The following Portfolios will be closed to new Contributions and Transfers effective May 1, 2006:

AIM V.I. Core Equity Fund;

AIM V.I. Technology Fund;

American Century VP International Fund;

Dreyfus Variable Investment Fund Growth and Income Portfolio, and;

Janus Aspen Series Large Cap Growth Portfolio.

(the “Closed Funds”).

As a result, effective as of May 1, 2006, new Contributions and/or incoming Transfers will not be accepted into the Closed Funds.

Any Contract Owner utilizing the Automatic Contribution Plan or a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Sub-Account of a Closed Fund should contact an annuity account representative immediately to make alternate arrangements. If you fail to make alternate arrangements by May 1, 2006, any allocations made to the Sub-Account of a Closed Fund will be directed to the Schwab Money Market™ Portfolio Sub-Account.

If you have any assets invested in the Sub-Account of the Closed Fund subsequent to May 1, 2006, they will remain invested in the Sub-Account of the Closed Fund(s). Only Contributions or Transfers to the Closed Funds effective May 1, 2006 and thereafter will be directed to the Schwab Money Market™ Portfolio Sub-Account.

If you choose to transfer assets from the Sub-Account of a Closed Fund into the Sub-Account of another Portfolio on or before May 1, 2006, it will not count against the first 12 free transfers you are entitled to as Owner of the Contract and will not incur a Transfer Fee.

You may elect to transfer your Variable Account Value in the Sub-Account of a Closed Fund at any time by calling an annuity account representative at 1-800-838-0650, option 2, or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920. You may also use KeyTalk® at 1-800-838-0650, option 1, to elect a transfer from the Sub-Account of a Closed Fund to another Portfolio Sub-Account, or the website at www.schwab.com/annuities.

All other Portfolios in your Schwab Select Annuity® remain available as Contribution options in your Contract. As always, the availability of any Portfolio as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion, or substitution of Portfolios.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated January 3, 2006. Please keep this supplement for future reference.